Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		5/18/2006
2	Payment Date		5/22/2006
3	Collection Period	4/1/2006	4/29/2006	29
4	Monthly Interest Period - Actual	4/20/2006	5/21/2006	32
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	—	—	—	—
8	Class A-3 Notes	326,000,000.00	231,223,335.67	42,037,832.75	189,185,502.92	0.5803236
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$856,625,045.08	$42,037,832.75	$814,587,212.33

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	—	—	—	—
14	Class A-3 Notes	2.8400%	547,228.56	2.3666667	42,585,061.31	184.1728526
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	5.0225%	1,410,764.44	4.4644444	1,410,764.44	4.4644444

	Equals: Total Securities		2,215,493.01		44,253,325.76

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	17,075,338.36
17	Sales Proceeds - Early Terminations	16,016,379.89
18	Sales Proceeds - Scheduled Terminations	13,703,296.98
19	Security Deposits for Terminated Accounts	117,541.00
20	Excess Wear and Tear Received	151,382.55
21	Excess Mileage Charges Received	250,265.91
22	Other Recoveries Received	551,299.44

23	Subtotal: Total Collections	47,865,504.13

24	Repurchase Payments	—
25	Postmaturity Term Extension	—
25e	Net Swap Receipt - Class A-4b	601,804.44
26	Investment Earnings on Collection Account	227,247.88

27	Total Available Funds, prior to Servicer Advances	48,694,556.45

28	Servicer Advance	—

29	Total Available Funds	48,694,556.45

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		713,854.20
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		2,215,493.01
40	Subtotal: Remaining Available Funds	45,760,209.24
41	Principal Distribution Amount (Item 59)	42,037,832.75
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		42,037,832.75
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		3,722,376.49

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	11,947,120.45
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	30,090,712.30
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	—
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	42,037,832.75

55	Remaining Available Funds (Item 40)	45,760,209.24
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	42,037,832.75

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	48,694,556.45
62	Less: Payment Date Advance Reimbursement (Item 71)	—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	713,854.20
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,215,493.01
66	Less: Principal Paid to Noteholders (Item 42)	42,037,832.75
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	3,722,376.49
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—
75	Payment Date Advance Reimbursement	—
76	Additional Payment Advances for current period	—

77	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		196,124.41

83	Subtotal: Reserve Fund Available for Distribution		51,478,175.69
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,478,175.69
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		196,124.41

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	991	14,349,392.58
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(13,780,687.98)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(446,179.38)
93	Less: Excess Wear and Tear Received		(151,382.55)
94	Less: Excess Mileage Received		(250,265.91)

95	Current Period Net Residual Losses/(Gains)	991	(279,123.24)

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	13,924	1,835,723.50
98	Current Period Net Residual Losses (Item 95)	991	(279,123.24)

99	Ending Cumulative Net Residual Losses	14,915	1,556,600.26

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.09%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	814,587,212
103	Number of Current Contracts		85,972	51,355
104	Weighted Average Lease Rate		4.96%	4.69%
105	Average Remaining Term		28.67	11.17
106	Average Original Term		44.43	45.54
107	Monthly Prepayment Speed			90.52%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	53,410	902,267,632	856,625,045
109	Depreciation/Payments		(14,293,234)	(11,947,120)
110	Gross Credit Losses	(39)	(642,212)	(690,187)
111	Early Terminations	(1,025)	(15,700,044)	(15,051,132)
112	Scheduled Terminations	(991)	(15,215,791)	(14,349,393)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	51,355	856,416,351	814,587,212

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	50,559	802,510,478	98.52%
117	31 - 90 Days Delinquent	698	10,554,057	1.30%
118	90+ Days Delinquent	98	1,522,677	0.19%

119	Total	51,355	814,587,212	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		39	690,187
122	Aggregate Liquidation Proceeds on charged-off units			(479,773)
123	Recoveries on charged-off units			(45,872)

124	Current Period Aggregate Net Credit Losses/(Gains)		39	164,542

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses**		966	6,117,779
127	Current Period Net Credit Losses (Item 124)		39	164,542

128	Ending Cumulative Net Credit Losses		1,005	6,282,321

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.37%

	** 1 prior month Early Termination was reclassified as a Credit Loss during the month of April

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 4-29-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
06/20/2006	30,415,107
07/20/2006	26,945,550
08/20/2006	23,921,278
09/20/2006	36,945,218
10/20/2006	44,199,393
11/20/2006	44,732,852
12/20/2006	45,108,216
01/20/2007	47,056,800
02/20/2007	43,330,351
03/20/2007	40,435,478
04/20/2007	40,599,800
05/20/2007	38,180,471
06/20/2007	32,629,367
07/20/2007	30,926,838
08/20/2007	31,715,271
09/20/2007	30,756,117
10/20/2007	33,520,923
11/20/2007	40,504,684
12/20/2007	32,761,156
01/20/2008	25,098,783
02/20/2008	19,481,124
03/20/2008	6,748,351
04/20/2008	4,290,592
05/20/2008	7,391,892
06/20/2008	18,506,978
07/20/2008	14,758,789
08/20/2008	11,654,912
09/20/2008	8,420,112
10/20/2008	837,570
11/20/2008	680,348
12/20/2008	440,897
01/20/2009	535,950
02/20/2009	362,736
03/20/2009	86,115
04/20/2009	45,949
05/20/2009	51,059
06/20/2009	156,048
07/20/2009	108,217
08/20/2009	168,450
09/20/2009	77,456
10/20/2009	12
Total:	814,587,212

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.